                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): November 13, 2002


                             MASTERCARD INCORPORATED
             (Exact name of registrant as specified in its charter)

          DELAWARE                         -                    13-4172551
(State or other jurisdiction          (Commission             (IRS Employer
     of incorporation)                File Number)          Identification No.)

           2000 PURCHASE STREET
            PURCHASE, NEW YORK                                      10577
 (Address of principal executive offices)                         (Zip Code)

                                 (914) 249-2000
              (Registrant's telephone number, including area code)

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

ITEM 9. REGULATION FD DISCLOSURE.

     On November 13, 2002, MasterCard International Incorporated ("MasterCard"), the principal operating subsidiary of MasterCard Incorporated, issued a press release announcing performance results for its payment programs for the three and nine month periods ended September 30, 2002 (the "Release"). The Release is attached to this Current Report on Form 8-K as Exhibit 99.1.

     The tables below provide further information regarding MasterCard's payment programs for the three and nine month periods ended September 30, 2002. In addition, included below are tables that provide further information regarding MasterCard's payment programs for the years ended December 31, 2000 and 2001, in each case restated to present the information on the same basis as the information in the tables for the three and nine month periods ended September 30, 2002.

     The tables set forth the gross dollar volume ("GDV"), purchase volume, cash volume and the number of purchase transactions, cash transactions, accounts and cards on a regional basis for MasterCard(R)-branded cards. Growth rates over prior periods are provided for volume-based data.

                                                              For the 3 Months ended September 30, 2002
                         -----------------------------------------------------------------------------------------------------------
                                             Purchase             Purchase      Cash                Cash
                            GDV      Growth   Volume    Growth  Transactions   Volume    Growth  Transactions   Accounts    Cards
                         (Billions)  (Local) (Billions) (Local)  (Millions)   (Billions) (Local)  (Millions)   (Millions) (Millions)
                         -----------------------------------------------------------------------------------------------------------
All Programs except
On-Line Debit Programs

South Asia/Middle
 East Africa               $  2.1     24.9%    $  1.5    26.3%       35.4        $  .6     21.4%        6.6          6.4        7.3
Asia/Pacific                 57.4      8.8%      30.8     5.4%      336.5         26.6     13.1%       52.6        101.2      110.8
Europe                       64.0     14.9%      48.5    15.5%      799.2         15.6     13.2%      169.2         75.4       84.7
Latin America                 8.2     25.9%       5.2    19.3%      151.4          3.0     39.6%       31.8         34.9       43.9
Canada                        8.5     21.1%       7.1    20.9%      126.3          1.4     22.3%        4.5         17.6       23.2
United States               155.8     19.4%     114.8    19.0%    1,619.0         41.0     20.6%      166.5        246.7      308.9
Worldwide                   296.0     16.5%     207.8    16.1%    3,067.8         88.1     17.5%      431.1        482.1      578.8

Credit Programs
United States               126.1     18.9%      97.2    18.6%    1,189.8         28.9     19.9%       24.4        208.4      264.2
Worldwide                   245.7     15.7%     179.7    15.5%    2,405.6         66.0     16.0%      170.9        421.1      506.2

Off-Line Debit Programs
United States                29.7     21.6%      17.6    21.2%      429.2         12.1     22.3%      142.1         38.3       44.7
Worldwide                    50.3     20.6%      28.1    19.7%      662.2         22.2     21.9%      260.2         61.0       72.6


                                                              For the 9 Months ended September 30, 2002
                         -----------------------------------------------------------------------------------------------------------
                                             Purchase             Purchase      Cash                Cash
                            GDV      Growth   Volume    Growth  Transactions   Volume    Growth  Transactions   Accounts    Cards
                         (Billions)  (Local) (Billions) (Local)  (Millions)   (Billions) (Local)  (Millions)   (Millions) (Millions)
                         -----------------------------------------------------------------------------------------------------------
All Programs except
On-Line Debit Programs

South Asia/Middle
 East Africa               $  5.6     23.1%    $  3.9    23.1%      101.4        $ 1.7     23.2%       19.2          6.4        7.3
Asia/Pacific                165.9     12.7%      89.1     7.3%      953.5         76.8     19.7%      161.4        101.2      110.8
Europe                      172.6     13.6%     130.8    13.3%    2,247.4         41.8     14.4%      490.3         75.4       84.7
Latin America                24.4     26.3%      16.1    16.9%      429.0          8.4     49.1%       88.6         34.9       43.9
Canada                       23.4     19.8%      19.2    19.1%      342.4          4.2     23.2%       12.6         17.6       23.2
United States               439.7     17.8%     321.2    16.6%    4,522.8        118.5     21.0%      476.3        246.7      308.9
Worldwide                   831.7     16.1%     580.3    14.4%    8,596.5        251.4     20.3%    1,248.4        482.1      578.8

Credit Programs
United States               354.3     16.6%     270.8    15.9%    3,303.1         83.5     19.0%       70.3        208.4      264.2
Worldwide                   690.6     15.1%     501.1    13.7%    6,710.5        189.5     18.9%      501.9        421.1      506.2

Off-Line Debit Programs
United States                85.4     22.7%      50.5    20.5%    1,219.7         35.0     26.1%      406.0         38.3       44.7
Worldwide                   141.1     21.6%      79.1    19.3%    1,886.0         61.9     24.7%      746.4         61.0       72.6

                                                           For the Year ended December 31, 2000
                                   ---------------------------------------------------------------------------------------
                                      GDV         Growth     Purchase      Growth      Purchase       Cash         Growth
All Programs except                                           Volume                 Transactions    Volume
On-Line Debit Programs             (Billions)     (Local)   (Billions)     (Local)    (Millions)    (Billions)     (Local)
                                   ----------     -------   ----------     -------   ------------   ----------     -------
South Asia/Middle East Africa       $7.0          14.7%      $4.9          14.4%       110.5         $2.2          15.2%
Asia/Pacific                       181.5          32.3%     109.8          18.6%       879.2         71.7          60.7%
Europe                             191.4          14.4%     147.4          14.3%     2,481.3         44.0          14.9%
Latin America                       27.5          24.4%      22.6          18.9%       474.6          4.9          57.1%
Canada                              25.0          16.7%      20.8          13.4%       366.3          4.2          36.5%
United States                      432.1          21.4%     328.0          18.0%     4,513.7        104.1          33.4%
Worldwide                          864.5          21.7%     633.4          17.1%     8,825.6        231.1          36.7%

Credit Programs
United States                      360.3          18.7%     281.4          16.0%     3,422.5         78.9          29.3%
Worldwide                          738.5          20.5%     556.7          16.1%     7,038.3        181.8          36.5%

Off-Line Debit Programs
United States                       71.8          37.0%      46.6          31.7%     1,091.2         25.2          47.9%
Worldwide                          126.1          29.3%      76.7          24.6%     1,787.2         49.4          37.4%

                                     For the Year ended December 31, 2000
                                   ----------------------------------------
                                       Cash        Accounts        Cards
All Programs except                Transactions
On-Line Debit Programs              (Millions)    (Millions)     (Millions)
                                   ------------   ----------     ----------
South Asia/Middle East Africa         18.9          4.6            5.3
Asia/Pacific                         162.8         73.0           82.4
Europe                               546.4         60.9           68.3
Latin America                         57.7         24.5           30.8
Canada                                16.4         12.7           16.9
United States                        365.8        187.2          235.3
Worldwide                          1,167.9        362.8          439.0

Credit Programs
United States                         85.8        158.5          200.2
Worldwide                            547.2        319.9          387.2

Off-Line Debit Programs
United States                        280.0         28.7           35.1
Worldwide                            620.7         42.9           51.9


                                                           For the Year ended December 31, 2001
                                   ---------------------------------------------------------------------------------------
                                      GDV         Growth     Purchase      Growth      Purchase       Cash         Growth
All Programs except                                           Volume                 Transactions    Volume
On-Line Debit Programs             (Billions)     (Local)   (Billions)     (Local)    (Millions)    (Billions)     (Local)
                                   ----------     -------   ----------     -------   ------------   ----------     -------
South Asia/Middle East Africa       $7.3          20.7%      $5.1          21.2%        125.0        $2.2          19.4%
Asia/Pacific                       198.9          18.1%     112.5           8.6%      1,106.6        86.5          33.2%
Europe                             202.0          10.9%     153.9           9.8%      2,721.6        48.2          14.6%
Latin America                       31.9          26.3%      23.3          14.2%        537.6         8.5          78.0%
Canada                              27.7          15.3%      22.9          14.8%        406.1         4.7          17.9%
United States                      518.4          20.0%     382.9          16.8%      5,385.5       135.5          30.1%
Worldwide                          986.2          17.7%     700.6          13.7%     10,282.3       285.6          28.8%

Credit Programs
United States                      421.3          16.9%     324.7          15.4%      4,002.1        96.6          22.4%
Worldwide                          826.7          15.8%     609.6          12.7%      8,107.3       217.1          25.4%

Off-Line Debit Programs
United States                       97.1          35.2%      58.2          25.0%      1,383.9        38.9          54.2%
Worldwide                          159.5          28.3%      91.0          20.3%      2,175.0        68.5          40.8%

                                     For the Year ended December 31, 2001
                                   ----------------------------------------
                                       Cash        Accounts        Cards
All Programs except                Transactions
On-Line Debit Programs              (Millions)    (Millions)     (Millions)
                                   ------------   ----------     ----------
South Asia/Middle East Africa         22.7          5.6            6.4
Asia/Pacific                         194.8         92.5          101.4
Europe                               605.2         69.8           78.1
Latin America                         96.9         33.2           39.9
Canada                                16.0         15.3           20.4
United States                        518.1        219.4          273.3
Worldwide                          1,458.6        435.8          519.4

Credit Programs
United States                         92.6        184.8          232.4
Worldwide                            615.9        379.9          454.0

Off-Line Debit Programs
United States                        425.4         34.6           40.9
Worldwide                            837.7         55.8           65.4


Maestro(R) and Cirrus(R) on-line debit transactions, Mondex(R) transactions and other branded transactions are not included in the preceding tables.

     For purposes of the tables: GDV represents purchase volume plus cash volume and includes the impact of balance transfers and convenience checks; purchase volume means the aggregate dollar amount of purchases made with MasterCard-branded cards for the relevant period; and cash volume means the aggregate dollar amount of cash disbursements obtained with MasterCard-branded cards for the relevant period. The number of cards includes virtual cards, which are MasterCard-branded payment accounts in connection with which functional cards are not generally issued.

     The MasterCard payment product is comprised of both credit programs and off-line debit programs, and certain data relating to each type of program is included in the tables. Credit programs include MasterCard-branded credit and charge programs. Off-line debit programs include MasterCard-branded debit programs where the primary means of cardholder validation at the point of sale is for cardholders to sign a sales receipt.

      Information denominated in U.S. dollars is calculated by applying an established U.S. dollar/local currency exchange rate for each local currency in which MasterCard volumes are reported. These exchange rates are calculated on a quarterly basis using the average exchange rate for each quarter. However, MasterCard reports period-over-period rates of change in GDV, purchase volume and cash volume solely on the basis of local currency information, in order to eliminate the impact of changes in the value of foreign currencies against the U.S. dollar in calculating such rates of change. Accordingly, the period-over-period rates of change set forth in the tables cannot be extrapolated directly by reference to dollar volume information presented by MasterCard for the current and historical periods.

      The data set forth in the GDV, purchase volume, purchase transactions, cash volume and cash transactions columns are derived from information provided by MasterCard members that is subject to logical and statistical verification by MasterCard and partial cross-checking against information provided by MasterCard's transaction processing systems. The data set forth in the accounts and cards columns are derived from information provided by MasterCard members and certain limited logical and statistical verification by MasterCard. A portion of the data set forth in the tables is estimated. In addition, a portion of the data set forth in the accounts and cards columns reflects the impact of routine portfolio changes among members and other practices that may lead to over counting of the underlying data in certain circumstances.

      The tables include information with respect to MasterCard-branded transactions that are not processed by MasterCard and transactions for which MasterCard does not earn revenues.

      Certain information in the preceding tables has been the subject of prior public release by MasterCard. The information in the preceding tables relating to the years ended December 31, 2000 and 2001 has been restated to conform to the presentation of information in the tables for the three and nine month periods ended September 30, 2002 and to reflect revisions to certain historical statistical information provided by MasterCard's members subsequent to the previous release of this information by MasterCard.

      The Release may contain other information relating to the performance of MasterCard's payment programs not described in the tables. Among other things, the Release describes the total number of acceptance locations where MasterCard-branded cards may be used by cardholders. Acceptance locations include merchant locations, automated teller machines and other locations where cash may be obtained using a MasterCard-branded card. In certain countries, merchant locations include data relating to all acceptance terminals deployed at individual merchants.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     MASTERCARD INCORPORATED

Date: November 13, 2002              By   /s/ ROBERT W. SELANDER
                                         -----------------------
                                         Robert W. Selander
                                         President and Chief Executive Officer

                                  EXHIBIT INDEX

               EXHIBIT
               NUMBER       EXHIBIT DESCRIPTION
               ------       -------------------

               99.1 Press Release, dated as of November 13, 2002, issued by MasterCard International Incorporated announcing performance results for its payment programs for the three and nine month periods ended September 30, 2002.